Important Notice Regarding Change in Investment Strategy

LOOMIS SAYLES CAPITAL INCOME FUND

Supplement dated September 12, 2014 to the Prospectus and Summary Prospectus of Loomis Sayles Capital Income Fund, each dated April 1, 2014, as may be revised and supplemented from time to time.

On September 12, 2014, the Board of Trustees (the “Board”) of Natixis Funds Trust II (the “Trust”) approved a change to the name of Loomis Sayles Capital Income Fund (the “Fund”), as well as changes in the Fund’s principal investment strategies. Effective at the close of business on October 15, 2014, the Fund’s name will be changed to “Loomis Sayles Dividend Income Fund” and the Fund’s principal investment strategies will be amended and restated as described below.

Effective at the close of business on October 15, 2014, the sub-section “Principal Investment Strategies” within the section “Investments, Risks and Performance” is hereby replaced with the following with regard to the Fund:

Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities (the “equity portion”). Equity securities purchased by the Fund may include common stocks, preferred stocks and convertible securities, including, among others, warrants and convertible preferred stock. A significant majority of the equity securities purchased by the Fund will be traded on a U.S. exchange and denominated in U.S. dollars. The Fund’s non-U.S. equity investments, which will consist generally of American Depositary Receipts but may include direct foreign investments as well, will be limited to 20% of the equity portion. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in U.S. equity indices published by Standard & Poor’s or Russell Investments. The Fund expects that under normal market conditions a majority of the equity portion will include income-producing equity securities.

The Fund may invest up to 20% of its assets in fixed-income securities, including below investment grade fixed-income securities (commonly known as “junk bonds”), corporate debt, government and agency fixed-income securities and convertible debt securities (the “fixed-income portion”). Below investment grade fixed-income securities are rated below investment grade quality, i.e., none of the three major ratings agencies (Moody’s Investors Services, Inc., Fitch Investor Services, Inc. or Standard & Poor’s Ratings Group) have rated the securities in one of their respective top four ratings categories, or, in the absence of a rating by an agency, the Adviser has determined that the securities are of comparable quality to rated securities that the Fund may purchase. Up to 40% of the fixed-income portion of the Fund may be non-U.S. dollar denominated and up to 20% of the fixed-income portion of the Fund may be invested in a single country or currency; however, these restrictions do not apply to investments in Canadian or U.S. fixed-income securities. The Fund may invest in securities of any maturity, market capitalization and credit quality.

The Adviser may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions and security-specific opportunities. The asset allocation shifts will be based on several criteria, such as the attractiveness of each asset class as determined by the Adviser, the security-specific valuations and yield opportunities discovered within each asset class and the ability of an asset class to provide diversification and attractive risk characteristics to the portfolio. When assessing the investment opportunity of a particular company, the Adviser has the flexibility to consider the entire range of securities across the company’s capital structure, including equities, preferred stock, convertible bonds, convertible preferred stock and bonds. The Adviser will strive for a reasonable amount of income through stock dividends, bond yields and other income-enhancing strategies.

In deciding which equity securities to buy and sell, the Adviser seeks to identify companies that it believes are, among other things, attractively valued based on the Adviser’s estimate of intrinsic value, with additional consideration given to dividend yield. The Adviser generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund’s holdings among various sectors of the economy.

In deciding which fixed-income securities to buy and sell, the Adviser may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, the Adviser’s expectations regarding general trends in interest rates and currency considerations. The Adviser will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and may purchase and sell (write) options for hedging and investment purposes. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

Effective immediately, Adam Liebhoff will join the portfolio management team of the Fund. The information under the subsection “Portfolio Managers” in the section “Management” is revised to include the following:

Adam C. Liebhoff, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Effective immediately, the information in the subsection “Meet the Funds’ Portfolio Managers” in the section “Management Team” is revised to include the following:

Adam C. Liebhoff – Adam Liebhoff has served as co-portfolio manager of the Loomis Sayles Capital Income Fund since 2014. Mr. Liebhoff, Vice President of Loomis Sayles, began his investment career in 1998, and rejoined the firm after serving as a First Vice President, financial analyst and portfolio manager - mid cap value at Anchor Capital, LLC from August 2014 to September 2014. From 2007 until July 2014, he served as an equity analyst and senior equity analyst for the large cap value team at Loomis Sayles. Mr. Liebhoff received a B.A. from Hobart College and an M.B.A. from Cornell University and has 14 years of investment experience.

Effective at the close of business on October 15, 2014, Matthew Eagan and Elaine Stokes will join the portfolio management team of the Fund. The information under the subsection “Portfolio Managers” in the section “Management” is revised to include the following:

Matthew J. Eagan, CFA®, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Elaine M. Stokes, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Effective at the close of business on October 15, 2014, the information in the subsection “Meet the Funds’ Portfolio Managers” in the section “Management Team” is revised to include the following:

Matthew J. Eagan, CFA® – Matthew Eagan has served as co-portfolio manager of the Loomis Sayles Dividend Income Fund since 2014. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He earned a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 24 years of investment experience

Elaine M. Stokes – Elaine Stokes has served as co-portfolio manager of the Loomis Sayles Dividend Income Fund since 2014. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She earned a B.S. from St. Michael’s College and has over 26 years of investment experience.